8-K/A 1 rcat1119form8ka1.htm CURRENT REPORT ON FORM 8-K/A (Amendment No. 1)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2020

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-31587 (Commission File Number)	86-0490034 (I.R.S. Employer Identification Number)

370 Harbour Drive

Palmas del Mar

Humacao, PR 00791

(Address of principal executive offices) (zip code)

(833) 373-3228

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) on Form 8-K/A to Red Cat Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2020 (the “Form 8-K”) is to include Exhibit 23.1, 99.1, 99.2, 99.3, and 99.4.

No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, as amended, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

    On November 2, 2020 the transactions contemplated by the Share Purchase Agreement dated as of September 30, 2020 by and among Red Cat Holdings, Inc., a Nevada corporation (the “Company”), FS Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Company (“FS”) and Greg French were completed and the Company closed on its previously announced acquisition of Fat Shark Holdings, Ltd., a Cayman Islands Exempted Company (“Fat Shark”) from Greg French, its founder.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial Statements of Business Acquired.

The Audited Financial Statements of Fat Shark Holdings, Ltd. and subsidiaries for the periods ended December 31, 2019 and 2018 are attached as Exhibit 99.1.

The Unaudited Financial Statements of Fat Shark Holdings, Ltd. and subsidiaries for the period ended September 30, 2019 are attached as Exhibit 99.2.

(b)       Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Balance Sheets and Condensed Consolidated Statements of Operations and Cash Flow of Fat Shark Holdings, Ltd as of September 30, 2020 and 2019 and December 31, 2019 and 2018 are attached as Exhibit 99.3.

(d)           Exhibits.

    The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
23.1*	Consent of Independent Registered Accounting Firm
99.1*	Audited Consolidated Financial Statements of Fat Shark Holdings, Ltd. and subsidiaries for the periods ended December 31, 2019 and 2018
99.2*	Unaudited Consolidated Financial Statements of Fat Shark Holdings, Ltd. and subsidiaries for the nine-months ended September 30, 2020.
99.3*	Pro Forma Financial Information

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Date: December 4, 2020	By:	/s/ Jeffrey Thompson
Name: Jeffrey Thompson
Title: Chief Executive Officer